News Release April 26, 2007 Page 1 of 4

NEWELL RUBBERMAID REPORTS FIRST QUARTER 2007 RESULTS
Q1 EPS Above Guidance, Continued Gross Margin Expansion,
Full Year EPS Outlook Raised
ATLANTA, April 26, 2007 - Newell Rubbermaid Inc. (NYSE: NWL) today reported first quarter 2007 results, reflecting gross margin expansion ahead of the company’s guidance.
Net sales for the first quarter ended March 31, 2007 rose 3.1 percent to $1.38 billion, compared to $1.34 billion in the prior year. The Office Products and Tools & Hardware segments each generated mid single digit growth for the quarter.
“Our employees did a tremendous job building upon last year’s momentum in the first quarter of 2007,” said Mark Ketchum, president and chief executive officer of Newell Rubbermaid. “We continue to deepen our understanding of the consumer and drive meaningful innovation to the marketplace. Our people are embracing the transformation and driving the necessary initiatives for us to become a global company of Brands That Matter™.”
Gross margin for the first quarter 2007 improved to 34.3 percent, a 210 basis point improvement over the prior year. The expansion was driven primarily by productivity, including the impact of Project Acceleration.
Normalized earnings, which excludes Project Acceleration restructuring costs and the effect of one-time tax items, was $0.27 per share in the first quarter 2007, a 23 percent increase over the prior year’s result of $0.22 per share.
Excluding Project Acceleration restructuring costs of $15.5 million in the first quarter 2007 and $9.1 million in the prior year, income from continuing operations was $78.0 million, or $0.28 per share, for the first quarter 2007, compared to the prior year’s result of $137.3 million, or $0.50 per share. Income from continuing operations in the first quarter 2007 included a one-time tax benefit of $1.9 million, or $0.01 per share, compared to a one-time tax benefit of $78.0 million, or $0.28 per share, in the prior year. A reconciliation of the results “as reported” to results “excluding charges” is attached to this press release.
Income from continuing operations, as reported, was $65.1 million, or $0.23 per share, for the first quarter 2007, compared to $130.2 million, or $0.47 per share, in the prior year.
Net cash provided by operating activities was $14.5 million in the first quarter 2007, compared to a use of $11.7 million in the prior year. Capital expenditures were $32.6 million, versus $25.3 million in the prior year.
Newell Rubbermaid Inc.
Atlanta, GA
Securities Listed
NYSE
Common Stock
(Symbol: NWL)
www.newellrubbermaid.com
Ron Hardnock
Vice President, Investor Relations
David Doolittle
Director, Corporate Communications
10B Glenlake Parkway
Suite 300
Atlanta, GA 30328
Phone: +1 (770) 407-3994
Fax: +1 (770) 407-3983

News Release April 26, 2007 Page 2 of 4

A reconciliation of the first quarter 2007 and last year’s results is as follows:

	Q1 2007	Q1 2006
Diluted earnings per share from continuing operations (as reported):	$0.23	$0.47

Project Acceleration restructuring costs	$0.05	$0.03

Diluted earnings per share from continuing operations (excluding charges):	$0.28	$0.50

Tax benefits	$(0.01)	$(0.28)

“Normalized” EPS:	$0.27	$0.22
2007 Outlook
Second Quarter 2007
The company believes sales will increase 4 to 5 percent in the second quarter 2007. Net cash provided by operating activities is forecast in the range of $75 to $125 million and capital expenditures are projected to be in the range of $35 to $45 million.
The company expects earnings per share from continuing operations for the second quarter 2007 to be in the range of $0.50 to $0.52, excluding approximately $20 to $40 million ($17 to $34 million after tax) of Project Acceleration restructuring costs.
Full Year 2007
The company believes sales growth for the full year will be 3 to 5 percent, including approximately 75 basis points of favorable currency. The company is now projecting full year gross margin expansion of 150 to 200 basis points.
Excluding Project Acceleration restructuring costs of approximately $100 to $130 million ($85 to $110 million after tax), the company now believes earnings per share from continuing operations will range from $1.73 to $1.78 for the full year. Net cash provided by operating activities continues to be forecast between $575 and $625 million, including approximately $100 to $125 million in cash restructuring costs in connection with Project Acceleration. Consistent with the update provided at Analyst Day, Project Acceleration is projected to deliver annualized savings in excess of $150 million upon completion in 2009, including $50 million of savings in 2007. The company continues to expect capital expenditures of $140 to $160 million and dividends of approximately $235 million in 2007.
A reconciliation of the second quarter and full year 2007 earnings outlook is as follows:
Newell Rubbermaid Inc.
Atlanta, GA
Securities Listed
NYSE
Common Stock
(Symbol: NWL)
www.newellrubbermaid.com
Ron Hardnock
Vice President, Investor Relations
David Doolittle
Director, Corporate Communications
10B Glenlake Parkway
Suite 300
Atlanta, GA 30328
Phone: +1 (770) 407-3994
Fax: +1 (770) 407-3983

News Release April 26, 2007 Page 3 of 4

	Q2 2007	FY 2007
Diluted earnings per share from continuing operations (as reported):	$0.41 - $0.43	$1.39 - $1.44

Project Acceleration restructuring costs	$0.06 - $0.12	$0.30 - $0.39

Diluted earnings per share from continuing operations (excluding charges):	$0.50 - $0.52	$1.73 - $1.78

Tax benefits	$0.00	($0.01)

“Normalized” EPS:	$0.50 - $0.52	$1.72 - $1.77
Conference Call
The company’s first quarter 2007 earnings conference call is scheduled for today, April 26, 2007, at 9:00 a.m. ET. To listen to the webcast, use the link provided under Events & Presentations in the Investor Relations section of Newell Rubbermaid’s Web site at www.newellrubbermaid.com. The webcast will be available for replay for two weeks. A brief supporting slide presentation will be available prior to the call under Quarterly Earnings in the Investor Relations section on the company’s Web site.
Caution Concerning Forward-Looking Statements
The statements in this press release that are not historical in nature constitute forward-looking statements. These forward-looking statements relate to information or assumptions about the effects of Project Acceleration, sales, income/(loss), earnings per share, operating income or gross margin improvements, capital and other expenditures, cash flow, dividends, restructuring costs, costs and cost savings, debt ratings, and management’s plans, projections and objectives for future operations and performance. These statements are accompanied by words such as “expect,” “project,” “will,” “believes,” “estimate” and similar expressions. Actual results could differ materially from those expressed or implied in the forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, our dependence on the strength of retail economies; competition with other manufacturers and distributors of consumer products; major retailers’ strong bargaining power; changes in the prices of raw materials; our ability to develop innovative new products and to develop, maintain and strengthen our end-user brands; our ability to expeditiously close facilities and move operations while managing foreign regulations and other impediments; our ability to implement successfully information technology solutions throughout our organization; our ability to improve productivity and streamline operations; the risks inherent in our foreign operations and those factors listed in the company’s 2006 Annual Report on Form 10-K, filed with the Securities and Exchange Commission.
Non-GAAP Financial Measures
Newell Rubbermaid Inc.
Atlanta, GA
Securities Listed
NYSE
Common Stock
(Symbol: NWL)
www.newellrubbermaid.com
Ron Hardnock
Vice President, Investor Relations
David Doolittle
Director, Corporate Communications
10B Glenlake Parkway
Suite 300
Atlanta, GA 30328
Phone: +1 (770) 407-3994
Fax: +1 (770) 407-3983

News Release April 26, 2007 Page 4 of 4

This release contains non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. Included in this release is a reconciliation of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP.
About the Company
Newell Rubbermaid Inc. is a global marketer of consumer and commercial products with sales of approximately $6 billion and a strong portfolio of brands, including Sharpie®, Paper Mate®, DYMO®, EXPO®, Waterman®, Parker®, Rolodex®, IRWIN®, LENOX®, BernzOmatic®, Rubbermaid®, Graco®, Calphalon® and Goody®. The company is headquartered in Atlanta, Ga., and has approximately 23,500 employees worldwide.
This press release and additional information about the company are available on the company’s Web site www.newellrubbermaid.com.
NWL-EA

Newell Rubbermaid Inc.
Atlanta, GA
Securities Listed
NYSE
Common Stock
(Symbol: NWL)
www.newellrubbermaid.com
Ron Hardnock
Vice President, Investor Relations
David Doolittle
Director, Corporate Communications
10B Glenlake Parkway
Suite 300
Atlanta, GA 30328
Phone: +1 (770) 407-3994
Fax: +1 (770) 407-3983

Newell Rubbermaid Inc.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(in millions, except per share data)
Reconciliation of Results “As Reported” to Results “Excluding Charges”

	Three Months Ended March 31,
	2007			2006			YOY
	As Reported	Charges (1)	Excl. Charges	As Reported	Charges (2)	Excl. Charges	% Change
Net sales	$1,384.4		$1,384.4	$1,342.6		$1,342.6	3.1%
Cost of products sold	909.7	—	909.7	910.5	—	910.5

GROSS MARGIN	474.7	—	474.7	432.1	—	432.1	9.9%
% of sales	34.3%		34.3%	32.2%		32.2%

Selling, general & administrative expenses	338.4	—	338.4	313.2		313.2	8.0%
% of sales	24.4%		24.4%	23.3%		23.3%

Restructuring costs	15.5	(15.5)	—	9.1	(9.1)	—

OPERATING INCOME	120.8	15.5	136.3	109.8	9.1	118.9	14.6%
% of sales	8.7%		9.8%	8.2%		8.9%

Nonoperating expenses:
Interest expense, net	27.4	—	27.4	33.7	—	33.7
Other expense	0.8	—	0.8	2.5	—	2.5

	28.2	—	28.2	36.2	—	36.2	(22.1)%

INCOME BEFORE INCOME TAXES	92.6	15.5	108.1	73.6	9.1	82.7	30.7%
% of sales	6.7%		7.8%	5.5%		6.2%

Income taxes	27.5	2.6	30.1	(56.6)	2.0	(54.6)	(155.1)%
Effective rate	29.7%		27.8%	(76.9)%		(66.0)%

INCOME FROM CONTINUING OPERATIONS	65.1	12.9	78.0	130.2	7.1	137.3	(43.2)%
% of sales	4.7%		5.6%	9.7%		10.2%

Discontinued operations, net of tax:
Net loss	(15.8)	15.8	—	(75.4)	75.4	—

NET INCOME	$49.3	$28.7	$78.0	$54.8	$82.5	$137.3	(43.2)%

% of sales	3.6%		5.6%	4.1%		10.2%

EARNINGS PER SHARE FROM CONTINUING OPERATIONS:
Basic	$0.24	$0.04	$0.28	$0.47	$0.03	$0.50
Diluted	$0.23	$0.05	$0.28	$0.47	$0.03	$0.50

LOSS PER SHARE FROM DISCONTINUED OPERATIONS:
Basic	$(0.06)	$0.06	$—	$(0.27)	$0.27	$—
Diluted	$(0.05)	$0.05	$—	$(0.27)	$0.27	$—

EARNINGS PER SHARE:
Basic	$0.18	$0.10	$0.28	$0.20	$0.30	$0.50
Diluted	$0.18	$0.10	$0.28	$0.21	$0.29	$0.50

Average shares outstanding:
Basic	275.9		275.9	274.5		274.5
Diluted	277.9		277.9	283.3		283.3

(1)	Charges excluded from “as reported” results for 2007 consist of $15.5 million of Project Acceleration restructuring costs and a $15.8 million net loss related to discontinued operations.

(2)	Charges excluded from “as reported” results for 2006 consist of $9.1 million of Project Acceleration restructuring costs and a $75.4 million net loss related to discontinued operations.

Newell Rubbermaid Inc.
CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(in millions)

	March 31,	March 31,
	2007	2006
Assets:

Cash and cash equivalents	$217.8	$176.1
Accounts receivable, net	979.3	950.5
Inventories, net	934.4	906.1
Deferred income taxes	96.3	105.1
Prepaid expenses and other	127.1	119.5
Current assets of discontinued operations	—	309.3

Total Current Assets	2,354.9	2,566.6

Property, plant and equipment, net	735.6	831.5
Goodwill	2,441.9	2,373.3
Other intangible assets, net	471.9	408.4
Other assets	232.5	189.7

Total Assets	$6,236.8	$6,369.5

Liabilities and Stockholders’ Equity:

Accounts payable	$555.1	$541.8
Accrued compensation	98.1	99.8
Other accrued liabilities	617.9	606.4
Income taxes payable	0.9	—
Notes payable	21.6	2.3
Current portion of long-term debt	2.2	411.4
Current liabilities of discontinued operations	—	122.2

Total Current Liabilities	1,295.8	1,783.9

Long-term debt	2,320.8	2,325.9
Other non-current liabilities	726.9	601.6

Stockholders’ Equity	1,893.3	1,658.1

Total Liabilities and Stockholders’ Equity	$6,236.8	$6,369.5

Newell Rubbermaid Inc.
CONSOLIDATED STATEMENTS OF CASH FLOW (UNAUDITED)
(in millions)

	For The Three Months Ended March 31,
	2007	2006
Operating Activities:
Net income	$49.3	$54.8
Adjustments to reconcile net income to net cash provided by/(used in) operating activities:
Depreciation and amortization	46.1	48.8
Deferred income taxes	37.6	32.5
Impairment charges	—	50.9
Non-cash restructuring costs	1.2	17.9
Loss on sale of assets	0.3	1.4
Stock-based compensation expense	8.5	6.9
Loss on disposal of discontinued operations	15.6	1.6
Other	(1.9)	(3.3)
Changes in current accounts, excluding the effects of acquisitions:
Accounts receivable	140.2	164.0
Inventories	(77.7)	(105.3)
Accounts payable	3.1	(52.4)
Accrued liabilities and other	(207.8)	(230.6)
Discontinued operations	—	1.1

Net cash provided by/(used in) operating activities	$14.5	$(11.7)

Investing Activities:
Acquisitions, net of cash acquired	$(8.3)	$(23.2)
Capital expenditures	(32.6)	(25.3)
Disposals of non-current assets and sale of businesses	(7.3)	29.8

Net cash used in investing activities	$(48.2)	$(18.7)

Financing Activities:
Proceeds from issuance of debt	$349.7	$148.3
Payments on notes payable and long-term debt	(253.0)	(1.9)
Cash dividends	(58.6)	(58.2)
Proceeds from exercised stock options and other	11.7	2.0

Net cash provided by financing activities	$49.8	$90.2

Exchange rate effect on cash and cash equivalents	$0.7	$0.8

Increase in cash and cash equivalents	16.8	60.6
Cash and cash equivalents at beginning of year	201.0	115.5

Cash and cash equivalents at end of period	$217.8	$176.1

Newell Rubbermaid Inc.
Calculation of Free Cash Flow (1)

	For The Three Months Ended March 31,
Free Cash Flow (in millions):	2007	2006
Net cash provided by/(used in) operating activities	$14.5	$(11.7)
Capital expenditures	(32.6)	(25.3)

Free Cash Flow	$(18.1)	$(37.0)

(1)	Free Cash Flow is defined as cash flow provided by/(used in) operating activities less capital expenditures.

Newell Rubbermaid Inc.
Financial Worksheet
In Millions

	2007					2006
		Excluding Charges Reconciliation (1)					Excluding Charges Reconciliation (1)				Year-over-year changes
		Reported	Excluded	Ex Charges	Operating		Reported	Excluded	Ex Charges	Operating	Net Sales		Operating Income
	Net Sales	OI	Charges	OI	Margin	Net Sales	OI	Charges	OI	Margin	$	%	$	%
Q1:
Cleaning, Organization & Décor	$457.4	$57.2	$—	$57.2	12.5%	$449.7	$38.4	$—	$38.4	8.5%	$7.7	1.7%	$18.8	49.0%
Office Products	406.3	35.2	—	35.2	8.7%	390.8	32.3	—	32.3	8.3%	15.5	4.0%	2.9	9.0%
Tools & Hardware	293.9	34.2	—	34.2	11.6%	276.8	33.1	—	33.1	12.0%	17.1	6.2%	1.1	3.3%
Home & Family	226.8	30.4	—	30.4	13.4%	225.3	32.7	—	32.7	14.5%	1.5	0.7%	(2.3)	(7.0)%

Restructuring Costs		(15.5)	15.5	—			(9.1)	9.1	—				—
Corporate		(20.7)	—	(20.7)			(17.6)	—	(17.6)				(3.1)

Total	$1,384.4	$120.8	$15.5	$136.3	9.8%	$1,342.6	$109.8	$9.1	$118.9	8.9%	$41.8	3.1%	$17.4	14.6%

(1)	Charges are related to restructuring.

Newell Rubbermaid Inc.
Three Months Ended March 31, 2007
In Millions
Currency Analysis

	2007			2006	Year-over-year Increase (Decrease)
	Sales as	Currency	Adjusted	Sales as	Excluding	Including	Currency
	Reported	Impact	Sales	Reported	Currency	Currency	Impact
By Segment

Cleaning, Organization & Décor	$457.4	$(0.4)	$457.0	$449.7	1.6%	1.7%	0.1%
Office Products	406.3	(10.1)	396.2	390.8	1.4%	4.0%	2.6%
Tools & Hardware	293.9	(4.9)	289.0	276.8	4.4%	6.2%	1.8%
Home & Family	226.8	(3.2)	223.6	225.3	(0.8)%	0.7%	1.4%

Total Company	$1,384.4	$(18.6)	$1,365.8	$1,342.6	1.7%	3.1%	1.4%

By Geography

United States	$1,019.9	$—	$1,019.9	$1,015.1	0.5%	0.5%	0.0%
Canada	79.1	1.1	80.2	77.7	3.2%	1.8%	(1.4)%

North America	1,099.0	1.1	1,100.1	1,092.8	0.7%	0.6%	(0.1)%

Europe	192.5	(18.4)	174.1	162.4	7.2%	18.5%	11.3%
Central & South America	48.7	0.4	49.1	47.0	4.5%	3.6%	(0.9)%
All Other	44.2	(1.7)	42.5	40.4	5.2%	9.4%	4.2%

Total Company	$1,384.4	$(18.6)	$1,365.8	$1,342.6	1.7%	3.1%	1.4%

Newell Rubbermaid
Brands That Matter

Q1 2007 Earnings Presentation

April 26, 2007

Q1 2007 Earnings Presentation April 26, 2007

Forward Looking Statements The statements in this presentation that are not historical in nature constitute forward-looking statements. These forward-looking statements relate to information or assumptions about the effects of Project Acceleration, sales, income/(loss), earnings per share, operating income or gross margin improvements, capital and other expenditures, cash flow, dividends, restructuring costs, costs and cost savings, debt ratings, and management's plans, projections and objectives for future operations and performance. These statements are accompanied by words such as "expect," "project," "will," "believes," "estimate" and similar expressions. Actual results could differ materially from those expressed or implied in the forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, our dependence on the strength of retail economies; competition with other manufacturers and distributors of consumer products; major retailers' strong bargaining power; changes in the prices of raw materials; our ability to develop innovative new products and to develop, maintain and strengthen our end-user brands; our ability to expeditiously close facilities and move operations while managing foreign regulations and other impediments; our ability to implement successfully information technology solutions throughout our organization; our ability to improve productivity and streamline operations; the risks inherent in our foreign operations and those factors listed in the company's most recent 2006 annual report on Form 10-K, including Item 1A thereto, filed with the Securities and Exchange Commission.

Q1 2007 Summary Net sales growth of 3.1% driven by improvements in all four operating segments Expanded gross margins to 34.3%, a 210 basis point improvement over the prior year Continued our investment in demand creation initiatives in an effort to stimulate future sales growth and income Project Acceleration savings and timing remain on track Improved operating income by $17 million or 14.5% Increased last year's "normalized" EPS by $0.05 or 23%

NewellRubbermaid
Brands That Matter

Previous Guidance to Current [1]	
Mid Point of Range [2]	$1.72
Operating Improvement	$0.03
Tax Benefit	$0.01
Mid Point of New EPS Range [3]	$1.76

2006 Actual to 2007 Estimate [1]	
2006 Actual	$1.88
Operating Improvement	$0.23
Tax Benefit	($0.35)
Mid Point of New EPS Range [3]	$1.76

[1] Excludes Project Acceleration restructuring costs

[2] Reflects the range communicated in the Q4 2006 Earnings Press Release

[3] Reflects the range communicated in the Q1 2007 Earnings Press Release

4

EPS Walk: Previous Guidance and Prior Year to FY 2007

Newell Rubbermaid
Brands That Matter

Previous Guidance to Q107 Actual [1]	
Mid Point of Range [2]	$0.22
Operating Improvement	$0.05
Tax Benefit	$0.01
2007 Actual	$0.28

Q106 Actual to Q107 Actual [1]	
2006 Actual	$0.50
Operating Improvement	$0.05
Tax Benefit	($0.27)
2007 Actual	$0.28

[1] Excludes Project Acceleration restructuring costs

[2] Reflects the range communicated in the Q4 2006 Earnings Press Release

5

EPS Walk: Previous Guidance and Prior Year to Q107

	2006 Actual [1]		2007 Actual [1]
Continuing EPS	$0.50	Continuing EPS	$0.28
Tax Benefit	($0.28)	Tax Benefit	($0.01)
2006 'Normalized" EPS	$0.22	2007 'Normalized" EPS	$0.27

[1] Excludes Project Acceleration restructuring costs

6

EPS Walk: Q1 2006 and Q1 2007 "Normalized" EPS

FY 2007 Guidance

Internal Sales Growth	**+3 to +5%**
Gross Margin Expansion	**+150 to +200 bps**
SG&A Investment Increase	**~ 60% of Gross Margin Expansion**
Earnings Per Share [1]	**$1.73 - $1.78**
"Normalized" EPS [1][2]	**$1.72 - $1.77**

[1] Excludes Project Acceleration restructuring costs

[2] Excludes Q1 2007 tax benefit of $0.01 per share.

7

FY 2007 Guidance

Newell Rubbermaid
Brands That Matter

Q2 2007 Guidance

Internal Sales Growth	+4 to +5%
Gross Margin Expansion	+125 to +175 bps
SG&A Investment Increase	Between $30 and $35 million
Earnings Per Share [1]	$0.50 - $0.52

[1] Excludes Project Acceleration restructuring costs

8

Q2 2007 Guidance

EPS Walk: Q2 2007 Earnings Per Share Estimate

Newell Rubbermaid
Brands That Matter

2006 Actual [1]		2007 Estimate [1]	
Continuing EPS	$0.54	Continuing EPS - Mid Point	$0.51
Tax Benefit	($0.08)		
2006 'Normalized" EPS	$0.46	Continuing EPS - Mid Point [2]	$0.51

[1] Excludes Project Acceleration restructuring costs

[2] Reflects the range communicated in the Q1 2007 Earnings Press Release

Sharpie IRWIN Goody Rubbermaid GRACO Calphalon WATERMAN
LENOX PAPER MATE LEVOLOR PARKER DYMO Amerock

9

EPS Walk: Q2 2007 Earnings Per Share Estimate

Appendix

Reconciliation: FY 2006 and 2007 "Normalized" EPS

Newell Rubbermaid
Brands That Matter

	FY 2006	FY 2007 [1]
Diluted earnings per share from continuing operations (as reported)	$1.71	$1.39 - $1.44
Restructuring costs	$0.17	$0.30 - $0.39
Diluted earnings per share from continuing operations (excluding charges)	$1.88	$1.73 - $1.78
Tax benefit	($0.36)	($0.01)
"Normalized" Diluted earnings per share from continuing operations (excluding charges)	$1.52	$1.72 - $1.77

[1] Reflects the ranges communicated in the Q1 2007 Earnings Press Release

11

Reconciliation: FY 2006 and 2007 "Normalized" EPS

Reconciliation: Q106 and Q107 "Normalized" EPS

	Q1 2006	Q1 2007
Diluted earnings per share from continuing operations (as reported)	$0.47	$0.23
Restructuring costs	$0.03	$0.05
Diluted earnings per share from continuing operations (excluding charges)	$0.50	$0.28
Tax benefit	($0.28)	($0.01)
'Normalized" Diluted earnings per share from continuing operations (excluding charges)	$0.22	$0.27

12

Reconciliation: Q106 and Q107 "Normalized" EPS

Reconciliation: Q206 and Q207 "Normalized" EPS

Newell Rubbermaid
Brands That Matter

	Q2 2006	Q2 2007 [1]
Diluted earnings per share from continuing operations (as reported)	$0.49	$0.41 - $0.43
Restructuring costs	$0.05	$0.06 - $0.12
Diluted earnings per share from continuing operations (excluding charges)	$0.54	$0.50 - $0.52
Tax benefit	($0.08)	$0.00
"Normalized" Diluted earnings per share from continuing operations (excluding charges)	$0.46	$0.50 - $0.52

[1] Reflects the ranges communicated in the Q1 2007 Earnings Press Release

Sharpie IRWIN Goody Rubbermaid GRACO Calphalon WATERMAN LENOX PAPER MATE LEVOLOR PARKER DYMO Amerock

13

Reconciliation: Q206 and Q207 "Normalized" EPS